© 2017 Chart Industries, Inc. Confidential and Proprietary Chart Industries, Inc. Investor Presentation Exhibit 99.1

© 2017 Chart Industries, Inc. Confidential and Proprietary 2 Disclosure Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of management of Chart Industries, Inc. (“Chart”) and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include those found in Chart’s Annual Report on Form 10-K for the year ended December 31, 2016, which has been filed with the Securities and Exchange Commission and is available on Chart’s website (http://www.snl.com/IRW/CorporateProfile/4295886) and on the Securities and Exchange Commission’s website (www.sec.gov), as well as risks and uncertainties related to the closing of the acquisition of Hudson and subsequent integration of Hudson’s business with Chart’s. Chart does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

© 2017 Chart Industries, Inc. Confidential and Proprietary 3 Unique Business Portfolio Distribution & Storage (“D&S”) BioMedical Energy & Chemicals (“E&C”) Energy Industrial Healthcare Life Sciences In d u st rie s S e rv e d FY 2016 Sales $154.2M $497.1M $207.8M

© 2017 Chart Industries, Inc. Confidential and Proprietary 4 Driven By Technology Chart is a recognized global brand for the design and manufacture of highly engineered cryogenic equipment used from beginning to end in the liquid gas supply chain. You may never use the products we make, but everyone uses the products we make possible. Innovation Experience Performance We fulfill expectations with proven solutions to meet customer needs. Customers rely on our knowledge and products because we are experts in our fields. Core competencies in cryogenics, gas processing and low temperature storage.

© 2017 Chart Industries, Inc. Confidential and Proprietary 5 Corporate Energy & Chemicals Distribution & Storage BioMedical North America Strategically Located Operations Geographic diversification providing competitive advantage Europe Asia - Pacific

© 2017 Chart Industries, Inc. Confidential and Proprietary 6 Mission Critical Equipment Provider  Supplier of Brazed Aluminum Heat Exchangers (BAHX), Air Cooled Heat Exchangers (ACHX) and Cold Boxes  Provider of integrated systems and aftermarket services for gas processing, LNG and petrochemical applications  Technology leader for over 50 years Highly engineered equipment and systems used in the separation, liquefaction and purification of hydrocarbon and industrial gases for natural gas processing, LNG and industrial gas applications Energy & Chemicals

© 2017 Chart Industries, Inc. Confidential and Proprietary 7 $123M Backlog at 6/30/17 51% 16% 23% 10% 7% 25% 68% Industry Serving Energy Markets Globally 18% of Total Chart Sales 17% Gross Margin Region LNG Industrial Gas Natural Gas Processing/ Petrochemical United States Asia ROW Energy & Chemicals E&C FY 2016 Sales of $154.2M 1st Half 2017 Highlights Middle East

© 2017 Chart Industries, Inc. Confidential and Proprietary 8 Leading Cryogenic Equipment Provider Designer, manufacturer and service provider of cryogenic solutions for the storage and delivery of cryogenic liquids used in industrial gas and LNG applications  Complete portfolio of cryogenic distribution and storage equipment  Leading innovator in cryogenic packaged gas and MicroBulk systems  Over 20 years of experience in LNG applications Distribution & Storage

© 2017 Chart Industries, Inc. Confidential and Proprietary 9 Diversified Product Portfolio 57% of Total Chart Sales $225M Backlog at 6/30/17 59% 22% 7% 5% 7% 53% 18% 22% 7% D&S FY 2016 Sales of $497.1M 26% Gross Margin LNG Manufacturing/ Fabrication Asia Europe ROW United States Industry Region Food/ Beverage Electronics Healthcare 1st Half 2017 Highlights Distribution & Storage

© 2017 Chart Industries, Inc. Confidential and Proprietary 10 Innovative Solution Provider Healthcare, life science and environmental product lines built around our core competencies in cryogenics and gas processing, but with a focus on the users of cryogenic liquids and gases  End to end provider of respiratory therapy equipment  Set the standard for storage of biological materials at low temperatures  Reliable, high quality solutions for environmental market applications BioMedical

© 2017 Chart Industries, Inc. Confidential and Proprietary 11 Serving Growing Global End Markets 25% of Total Chart Sales 57% 34% 9% 41% 17% 34% 8% BioMed FY 2016 Sales of $207.8M $19M Backlog at 6/30/17 35% Gross Margin Asia Europe ROW United States Environmental Life Sciences Healthcare Industry Region 1st Half 2017 Highlights BioMedical

© 2017 Chart Industries, Inc. Confidential and Proprietary 12 $204.1 $238.2 1Q 2017 2Q 2017 $209.7 $252.6 1Q 2017 2Q 2017 2Q 2017 Update Orders Sales 20.5% Increase  Orders increased sequentially (versus prior quarter) in every segment in both 1Q and 2Q 2017  Revenues in all three segments grew sequentially from 1Q 2017  Backlog is $367.2M, up from $348.6M in 1Q 2017  Gross Margin was $63.2M (26.5% of revenue) compared to $55.7M (27.3% of revenue) in 1Q 2017 ($USD Million) 16.7% Increase

© 2017 Chart Industries, Inc. Confidential and Proprietary 0 71 133 51 163 220 253 164 30 228 228 228 196 226 246 157 195 53 11 93 165 166 166 166 137 197 238 179 223 148 Hudson Products Transaction Summary 13 Hudson Products Description  Acquisition of Hudson Products from Riverstone Holdings LLC − Leading producer of air-cooled heat exchangers (“ACHEs”) and axial flow cooling fans (“Fans”) − 2017E revenue of ~$205M; EBITDA margins anticipated to exceed 20% Transaction Consideration  $410 million Expected Financial Impact  EPS accretive  Accretive to EBITDA margins  Meaningful cost synergies Closing  Expected closing in 3Q 2017 following successful regulatory approval clearance Funding  Transaction funded using: − Cash on hand (~40%) − Existing $450M credit facility (~60%)  Pro forma leverage below 3.0x and access to further liquidity post closing

© 2017 Chart Industries, Inc. Confidential and Proprietary 0 71 133 51 163 220 253 164 30 228 228 228 196 226 246 157 195 53 11 93 165 166 166 166 137 197 238 179 223 148 14 ACHEs 62% Fans 38% Global Leader in Heat Transfer Solutions  Adds highly complementary Fans business  Strengthens aftermarket presence  Consistent with core strategy to enhance Air Cooled Heat Exchanger (ACHE) business  Accretive to growth, margins and EPS  Significant cost synergies  Efficient use of Chart’s favorable balance sheet position Product Split Refining 20% LNG 22% Oil & Gas 19% Power 10% Industrial / Other / HVAC 23% Chemical 6% OEM 63% End Market Split Aftermarket Split Aftermarket 37%

© 2017 Chart Industries, Inc. Confidential and Proprietary 0 71 133 51 163 220 253 164 30 228 228 228 196 226 246 157 195 53 11 93 165 166 166 166 137 197 238 179 223 148 Enhances Position in Key E&C Business 15 Key Products Current Chart E&C Pro Forma ACHEs Brazed Aluminum Heat Exchangers Integrated Process Systems Axial Flow Fans End Market Mix Natural Gas Industrial Gas LNG Natural Gas Industrial Gas LNG Power HVAC Refining Oil & Gas Petrochemical ACHEs Brazed Aluminum Heat Exchangers Integrated Process Systems Expands Industrial Gas Offerings Maximizes LNG Opportunity

© 2017 Chart Industries, Inc. Confidential and Proprietary 16 Profitable Growth Focus  Reduced global headcount by one-third since 2014  Continue facility consolidation efforts to create further operating efficiencies and leverage support functions across the business  Focus on operational excellence and strategic goals for long- term growth when market returns  Invest in additional capacity at our brazed aluminum heat exchanger facility  Pursue acquisition targets in our core technologies and adjacencies

© 2017 Chart Industries, Inc. Confidential and Proprietary 17 $234M Cash at 6/30/2017 $450M Revolving Credit Facility Well Positioned For Continued Growth 2.64x Current Ratio* Significant Liquidity Solid Balance Sheet 25% Debt / Capital %** ** Total Debt (ST + LT Debt) / Total Capital (Common Equity + Noncontrolling Interests + Total Debt) as of 6/30/2017 * Total Current Assets / Total Current Liabilities as of 6/30/2017 Future Growth

© 2017 Chart Industries, Inc. Confidential and Proprietary 18 Why Invest In Chart?  Stable Industrial Gas business  Growing BioMedical opportunities  Long-term growth opportunities through build out of LNG  Selling to a wide range of global industries Well Diversified Business Proven Track Record Investing for Continued Growth  Strategic goals to expand current platform and increase profitability  Pursuing organic and inorganic growth opportunities  Market leadership through quality and innovation  Flexible cost structure to accommodate cyclic portions of the business  Strong cash flow generation Conclusion

© 2017 Chart Industries, Inc. Confidential and Proprietary www.ChartIndustries.com 19